                                                                    EXHIBIT 31.1
                                       CERTIFICATION

     I, Anthony T. Sgroi, certify that:

     1. I have reviewed this report on Form 10-QSB of Cognigen Networks, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

     4. The  small  business  issuer's  other  certifying  officer(s)  and I are responsible for establishing and maintaining  disclosure controls and procedures
(as  defined  in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the small business issuer and have:

          (a) Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material  information  relating to the small  business  issuer, including  its  consolidated  subsidiaries,  is made  known to us by others within those entities,  particularly during the period in which this report is being prepared;

          (b) Omitted

          (c)  Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls  and  procedures  and  presented  in this  report  our
     conclusions  about  the  effectiveness  of  the  disclosure   controls  and
     procedures,  as of the end of the period  covered by this  report  based on such evaluation; and

          (d) Disclosed in this report any change in the small business issuer's internal  control over financial  reporting that occurred  during the small business  issuer's most recent fiscal quarter (the small business  issuer's fourth fiscal  quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

     5. The small  business  issuer's  other  certifying  officer(s)  and I have disclosed,  based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the small  business  issuer's  auditors  and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions):

          (a) All  significant  deficiencies  in the  material  weakness  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the small business  issuer's ability to record, process, summarize and report financial information; and

          (b) Any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the small business  issuer's internal controls over financial reporting.

Date: November 18, 2003             /s/ Anthony T. Sgroi
                                    ------------------------------------
                                    Anthony T. Sgroi
                                    Title: Chief Operating Officer